UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)


Filed by the Registrant  [X]    Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12


                              PEABODYS COFFEE, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
                                                                      ----------
2)    Aggregate number of securities to which transaction applies:
                                                                    ------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                   -----------------------------
4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:
                        --------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
                              --------------------------------------------------
2)    Form, Schedule or Registration Statement No.:
                                                     ---------------------------
3)    Filing Party:
                    ------------------------------------------------------------
4)    Date Filed:
                     -----------------------------------------------------------

                              PEABODYS COFFEE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2004

To the shareholders of PEABODYS COFFEE, Inc.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Peabodys Coffee, Inc. (the "Company"), which will be held at * , on *, 2004, at
* a.m. (local time), to consider and act upon the following matters:

      (1) To elect a board of five directors to hold office until the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified (Proposal No. 1);

      (2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 50,000,000 common stock to 125,000,000 shares of common stock and authorize the creation of 10,000,000 shares of preferred stock) (Proposal No. 2);

      (3)   To adopt the 2004 Stock Incentive Plan (Proposal No. 3);

      (4) To ratify the selection of Nicholson & Olson as our auditors for the fiscal year ending March 31, 2005 (Proposal No. 4); and

      (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

The  foregoing   matters  are  more  fully  described  in  the  Proxy  Statement accompanying this Notice.

The Board of Directors has fixed *, 2004 (the "Record Date") as the record date for this Annual Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at this Annual Meeting and at any adjournments thereof.

You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

A notice of a shareholder proposal submitted outside the processes of Rule 14a-8 is considered untimely if it is not received by the Company within a reasonable amount of time prior to mailing of the proxy materials.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy, a copy of our annual report to shareholders and our most recent quarterly report. Our annual and quarterly reports are not a part of this proxy statement.

                                             By Order of the Board of Directors


                                             Todd N. Tkachuk
                                             Director

660 Commerce Drive, Ste. B
Roseville, California 95678
(916) 788-2630
* , 2004

                              PEABODYS COFFEE, INC.
                           660 COMMERCE DRIVE, STE. B
                           ROSEVILLE, CALIFORNIA 95678
                                 (916) 788-2630
                                ----------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON *, 2004

GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peabodys Coffee, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at *, 2004 , on * , at * a.m., and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy will be mailed on or about *, 2004 to all shareholders entitled to vote at the Annual Meeting.

VOTING BY PROXY

      You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

      If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for
(1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

      If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

      o     "FOR" the election of all of our nominees for directors;
      o "FOR" the amendment to our Articles of Incorporation to increase the number of our authorized shares from 50,000,000 common stock to 125,000,000 shares of common stock and the creation of 10,000,000 shares of preferred stock;
      o     "FOR" the ratification of the 2004 Stock Incentive Plan; and
      o "FOR" the ratification of Nicholson & Olson as our auditors for the fiscal year ending March 31, 2005.

      If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

SOLICITATION OF PROXIES

      We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy materials. The original solicitation of Proxies by mail may be supplemented by solicitation in person, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees. Our officers and employees will not receive any additional compensation for soliciting proxies.

VOTING RIGHTS AND OUTSTANDING SHARES

      The Board of Directors has fixed the close of business on *, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the Record Date, * shares of our common stock, $.001 par value, were issued and outstanding. You are entitled to one vote for each share of common stock you hold. Except as described herein, no preemptive, subscription, or conversion rights pertain to the common stock and no redemption or sinking fund provisions exist for the benefit thereof.

      The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve proposals 1 and 3. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to approve proposal 2. As of the Record Date, our officers and directors held of record or beneficially * shares (not including options to buy
* shares that are currently exercisable at prices above the market price of the shares) or *% of our issued and outstanding common stock. Our officers and directors have indicated their intention to vote "for" each of the proposals described in this Proxy Statement.

REVOCATION OF PROXIES

      You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 660 Commerce Drive, Ste. B, Roseville, California 95678.

DISSENTER'S RIGHT OF APPRAISAL

      No action will be taken in connection with the proposals by our board of directors or the voting shareholders for which Nevada law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

SHAREHOLDER PROPOSALS

      The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for the 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Exchange Act") is January 15, 2005. The deadline for submitting a shareholder proposal that is not to be included in such proxy statement and proxy is also January 15, 2005. If a shareholder proposal is received after January 15, 2005, we may vote in our discretion as to that proposal all of the shares for which we have received proxies for the 2005 Annual Meeting of Shareholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      The Board of Directors proposes the election of the nominees named below, each of whom is currently a member of our Board of Directors previously elected by shareholders. There is no cumulative voting for the election of directors.

      Unless authorization to do so is withheld, proxies received will be voted FOR the three nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH NOMINEE AS A DIRECTOR OF THE COMPANY.

      The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

-----------------------------------------------------------------------------
Name                        Age        Position
-----------------------------------------------------------------------------
Todd N. Tkachuk             43         President,  Chief Financial  Officer,
                                       Secretary and Director
-----------------------------------------------------------------------------
Richard Azevedo             70         Director
-----------------------------------------------------------------------------
Barry Gibbons               57         Director
-----------------------------------------------------------------------------
Roman Kujath                71         Director
-----------------------------------------------------------------------------
David Lyman                 57         Director
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

      All directors hold office until the next annual meeting of shareholders and until their successors are elected. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed. Directors do not receive cash compensation for their services to us as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. Biographical resumes of each officer and director are set forth below.

      TODD N. TKACHUK has been an officer and director of our company since our inception. In connection with the Merger, Mr. Tkachuk became President, Chief Financial Officer, and Secretary, and a Director, of our company. In January of 2000, Mr. Tkachuk became Chairman of the Board and served in that capacity until the appointment of Mr. Phillips in April 2002.. Prior to his involvement with our company, Mr. Tkachuk served as President of Tony's Coffee Company, a Vancouver, Canada-based specialty coffee company. From 1987 to 1991, Mr. Tkachuk served as President and CEO of Skytech Data Supply, a wholesale distributor of computer consumables and peripherals. Mr. Tkachuk holds a B.A. in Business Management from Western Washington University (1983).

      BARRY J. GIBBONS became a Director and Chairman of the Board of Peabodys CA in October 1996, and became a Director and Chairman of the Board of our company in connection with the Merger. In January of 2000, Mr. Gibbons stepped down from being Chairman of the Board, but remains as one of our directors. From January 1989 to December 1993, Mr. Gibbons served as Chief Executive Officer and Chairman of Burger King Corporation. From 1984 to 1989, Mr. Gibbons was an employee of Grand Metropolitan, the U.K.-based international food, drink and retailing group. Mr. Gibbons graduated from Liverpool University in 1969 with a degree in Economics.

      ROMAN KUJATH has been a director of Peabodys CA since June 1998, and of our company since the Merger. Mr. Kujath has been president of Roman M. Kujath Architects, Ltd. since 1975. Mr. Kujath has been responsible for over $1 billion worth of construction, including the $100 million Place De Ville in Ottawa for the Campeau Corporation. Mr. Kujath is a member of the Royal Architectural

Institute of Canada, a past corporate member of the American Institute of Architects, a member of the Architectural Institute of British Columbia and the Alberta Association of Architects.

      DAVID LYMAN is currently a partner of Capital Resource Partners (formerly Jones, Taylor & Co.), a merchant banking firm providing merger and acquisition financing, capital funding and advisory services to the transportation industry. Prior to that, Dr. Lyman worked with a number of companies including Frito Lay, Pizza Hut, North American Van Lines, Capitol Records, Family Vision Centers and American Hospitality Concepts as an executive or consultant. Additionally, Dr. Lyman was a principal with the Synectics Group, a consulting firm that provided strategic funding and operating solutions to emerging companies. Dr. Lyman has a Bachelor of Arts from Dakota Wesleyan University and a Masters and PhD in Counseling Psychology from the University of Nebraska at Lincoln.

      RICHARD AZEVEDO has been a director of Peabodys since May 2004 and brings more than 30 years of business acumen with a proven track record in takeovers and turnarounds. He served as mayor of the city of Auburn, CA for 2 terms and in 1987 was the recipient of the American Cancer Society's "Man of the Year" award. Mr. Azevedo has founded and served as President of numerous companies within the health care industry. He currently manages a substantial real estate investment corporation and is a general partner in a 4 major mini storage projects.

MEETINGS

      The Board of Directors has one regularly scheduled meeting each year. Additional meetings may be called as the need arises. During the 2004 fiscal year, the Board of Directors held two meetings. All of the members of the Board of Directors were present at each meeting.

                             EXECUTIVE COMPENSATION

      The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal year ending March 31, 2004, 2003 and 2002 exceeded $100,000:


                                                               SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION

                                      Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Todd N. Tkachuk (1)       2004     78,000          0            0            -            -            -             -
  President, CEO, CFO     2003     78,000          0            0            -            -            -             -
  and Secretary           2002     78,000          0            0            -            720,000      -             -


(1) Mr. Tkachuk does not have an employment agreement with our company. He serves in his capacity as President, Chief Financial Officer and Secretary pursuant to his election to those positions by the Board of Directors.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      During the fiscal year ended March 31, 2004, Mr. Tkachuk was not granted options to purchase shares of common stock. No options were exercised by Mr. Tkachuk during the fiscal year ended March 31, 2004.

      Directors and Committee Members did not receive, and were not eligible for, compensation from us during the fiscal year ending March 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

         As of March 31, 2004:

Number of securities to             Weighted average
                                    be issued upon exercise   exercise price of         Number of securities
                                    of outstanding options,   outstanding options,      remaining available
Plan Category                       warrants and rights       warrants and rights       for future issuance
---------------------------------   ------------------------  ------------------------  ----------------------
Equity compensation plans
approved by security holders                   70,000                      $0.80                       -0-

Equity compensation plans not
approved by security holders                8,527,370                      $0.45                       -0-

Total                                       8,597,370                      $0.45                   358,500

      Our 1995 stock option plan was adopted with the approval of the stockholders. Our equity securities, which have been authorized for issuance without the approval of stockholders, are pursuant only to individual compensation arrangements. These arrangements are comprised of consulting agreements, broker warrants and other warrants in connection with private offerings of our securities, and various non-plan option agreements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We have engaged the services of Marathon Global, an Arkansas corporation, to represent us in selling our 100% organic coffee to the mass-market retail sector. Mr. Phillips, our former Chairman, controls and is an officer of Marathon Global. The agreement expires December 31, 2004.

      During the year ended March 31, 2002, we purchased $43,934 of equipment from Grounds For Enjoyment, Inc., a company owned by Mr. Cliff Young, a former officer and director of our company. In addition, during the year ended March

31, 2002, we purchased $128,762 of coffee and related products from Grounds For Enjoyment, Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our common stock as of November 12, 2004

      o by each person who is known by us to beneficially own more than 5% of our common stock;
      o     by each of our officers and directors; and
      o     by all of our officers and directors as a group.

NAME AND ADDRESS                                                       NUMBER OF                PERCENTAGE OF
OF OWNER                                    TITLE OF CLASS             SHARES OWNED(1)             CLASS(2)
Todd N. Tkachuk                             Common Stock                   1,361,269                 3.3%
3845 Atherton Road, Suite #9
Rocklin, CA 95765

Barry Gibbons                               Common Stock                   1,465,000                 3.5%
6665 S. W. 69th Lane
Miami, FL 33143

Roman Kujath                                Common Stock                     613,297                 1.5%
8926 119th Street
Edmonton, Alberta
Canada T6G 1W9

David Lyman                                 Common Stock                     149,480                 0.4%
2789 Hospital Road
Saginaw, MI  48603

Richard Azevedo                     Common Stock              580,000                   1.4%

All Officers and Directors          Common Stock              4,169,046                 10.0%
As a Group (5 persons)

---------------------------------

      (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of November 12, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

      (2) Percentage based on 41,670,423 shares of common stock outstanding as of November 12, 2004.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on a review of copies of reports furnished to us and certain written representations, during the fiscal year ended March 31, 2004 and prior fiscal year ended March 31, 2003, all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners were complied with in so far that there were no late reports, all transactions were reported on a timely basis and there were no known failures to file a required form.

                                   PROPOSAL 2
        APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
           NUMBER OF AUTHORIZED SHARES FROM 50,000,000 OF COMMON STOCK
          TO 135,000,000 (125,000,000 OF COMMON STOCK AND 10,000,000 OF
                                PREFERRED STOCK)

      On November 8, 2004, the Board of Directors authorized an amendment to our Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Four would be amended to read as follows and would be filed with the Nevada Secretary of State:

      "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

      The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

      Class             Par Value       Authorized Shares          Total

      Common            $0.001              125,000,000          $125,000
      Preferred         $0.001               10,000,000            10,000
                                             ----------            ------


      Totals:                               135,000,000          $135,000"

INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK

      As of the Record Date, a total of * shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding. The increase in authorized common stock will be used for issuance of common stock underlying convertible debentures and warrants that may be converted into an estimated 152,437,500 shares of common stock as of November 12, 2004. The number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. The sale of these shares may adversely affect the market price of our common stock. The following is a description of our current financings:

December 2003 Financing

      To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with an accredited investor on December 5, 2003 for the sale of (i) $250,000 in convertible debentures and (ii) warrants to buy 2,500,000 shares of our common stock.

      The investors provided us with an aggregate of $250,000 as follows:

      o $100,000 was disbursed to various of our secured debtholders on December 8, 2003;
      o     $100,000 was disbursed to us on December 8, 2003; and

      o $50,000 has been retained for services provided to our company by various professionals, which shall be disbursed upon effectiveness of this registration statement;

      The debentures bear interest at 7 3/4%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholder's option. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.25 or (ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the selling stockholder is obligated to exercise the warrant concurrently with the submission of a conversion notice by the selling stockholder. The warrant is exercisable into 2,500,000 shares of common stock at an exercise price of $1.00 per share. In addition to the initial payment of $100,000 on December 8, 2003, the investor agreed to make payments to our current debtholders in the amount of $50,000 per month until the debtholders are paid an aggregate of $554,330.77. Such payments shall be applied toward the future exercise of the warrants held by the investor.

      The investor has contractually agreed to restrict its ability to convert or exercise its warrants and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

      As of November 12, 2004, approximately $225,000 principal amount of secured convertible debentures were issued and outstanding pursuant to the Securities Purchase Agreement dated December 2003. The debentures are convertible into such number of shares of common stock as is determined by dividing the principal amount thereof by the then current conversion price. If converted on November 12, 2004, all of our outstanding debentures would have been convertible into approximately 152,437,500 shares of common stock, but this number of shares could prove to be significantly greater in the event of a decrease in the trading price of the common stock. Common stockholders could therefore experience substantial dilution of their investment upon conversion of the debentures.

      The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $0.25 or (ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. The convertible debentures are convertible into shares of our common stock at a 20% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the debenture holders convert and sell material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The debenture holders could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

      The issuance of shares upon conversion of the convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the debenture holders may ultimately convert and sell the full amount issuable on conversion. Although all of the debenture holders combined may not convert their convertible debentures and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the debenture holders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the debenture holders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

      Our obligation to issue shares upon conversion of our convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price of $.02 on November 12, 2004.

                                                                         Number              % of
         % Below             Price Per            With Discount        of Shares          Outstanding
         Market                 Share                at 20%             Issuable             Stock
         ------                 -----                ------             --------             -----
         25%                  $.0150                 $.0120            204,000,000           83.73%
         50%                  $.0100                 $.0080            307,125,000           88.57%
         75%                  $.0040                 $.0040            616,500,000           93.96%

      As illustrated, the number of shares of common stock issuable upon conversion of our convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing shareholders.

CREATION OF BLANK CHECK PREFERRED STOCK

      The amendment to the Certificate of Incorporation will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Certificate of Incorporation attached as Exhibit "A" to this proxy contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

      The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of the Company's Amended Certificate of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The board of directors is seeking stockholder approval of an amendment to the Articles of Incorporation which would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

      The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

      While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

      SHAREHOLDER APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION WOULD MEAN THAT WE WOULD HAVE MORE SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE. SHAREHOLDERS DO NOT HAVE ANY PREEMPTIVE OR SIMILAR RIGHTS TO SUBSCRIBE FOR OR PURCHASE ANY ADDITIONAL SHARES OF COMMON STOCK THAT MAY BE ISSUED IN THE FUTURE, AND THEREFORE, FUTURE ISSUANCES OF COMMON STOCK MAY, DEPENDING ON THE CIRCUMSTANCES, HAVE A DILUTIVE EFFECT ON THE EARNINGS PER SHARE, VOTING POWER AND OTHER INTERESTS OF THE EXISTING SHAREHOLDERS. IF OUR SHAREHOLDERS FAIL TO APPROVE THIS PROPOSAL, WE MAY NOT BE ABLE TO MEET OUR OBLIGATIONS UNDER THE FINANCINGS DESCRIBED IN THIS PROPOSAL 2 AND WILL BE IN DEFAULT PURSUANT TO THE TERMS OF THOSE AGREEMENTS. MANAGEMENT OF THE COMPANY BELIEVES THAT IT IS HIGHLY LIKELY THAT SUCH DEFAULT WOULD REQUIRE THE COMPANY TO REPAY THE AMOUNT BORROWED PURSUANT TO THOSE AGREEMENTS, INCLUDING INTEREST AND PENALTIES, WHICH WOULD CAUSE THE COMPANY TO SUBSTANTIALLY CURTAIL OR CEASE ITS OPERATIONS, AND MAY RESULT IN A TOTAL LOSS OF YOUR INVESTMENT IN THE COMPANY.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                 PROPOSAL NO. 4

               APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2004 Employee Stock Incentive Plan (the "2004 Incentive Plan") and to authorize 12,500,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary, Todd N. Tkachuk, at the Company's principal offices 660 Commerce Drive, Ste. B, Roseville, California 95678.

GENERAL

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,000,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2004 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 STOCK INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE

INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2004 Incentive Plan and the reservation of 12,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2004 Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

                                   PROPOSAL 4
                      RATIFICATION OF SELECTION OF AUDITORS

      Our independent auditors for the year ended March 31, 2004 were Nicholson & Olson, independent public accountants. The Board of Directors has also selected Nicholson & Olson to serve as our auditors for the fiscal year ending March 31, 2005. Representatives of Nicholson & Olson are not expected to be present at the Annual Meeting.

AUDIT FEES

      The aggregate fees paid to Nicholson & Olson, P.A. for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2004 and review of the financial statements included in our Form 10-QSBs for the fiscal year totaled $47,005.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      During the fiscal year ended March 31, 2004, no fees were billed for professional services related to financial information systems design and implementation by Nicholson & Olson.

ALL OTHER FEES

      During the fiscal year ended March 31, 2004, no fees were paid to Nicholson & Olson, other than for audit services described above. An additional $9,965 in fees were billed during the fiscal year for services related to the SB-2 filing.

AUDIT COMMITTEE


      The Board of Directors acting as the audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Board of Directors elected to include the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                           ANNUAL AND QUARTERLY REPORT

      Our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 and our Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Proxy Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to the Company at 660 Commerce Drive, Ste. B, Roseville, California 95678. The Annual Report and Quarterly Report are not incorporated in, and are not a part of, this Proxy Statement and is not proxy-soliciting material. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                  OTHER MATTERS

      The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying Proxy will have discretionary authority to vote all proxies in accordance with their best judgment with respect to such matters.


Roseville, California                         By Order of the Board of Directors
* , 2004

                                 [Form of Proxy]

                              PEABODYS COFFEE, INC.
                           660 COMMERCE DRIVE, STE. B
                           ROSEVILLE, CALIFORNIA 95678

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      The undersigned, as a shareholder of common stock of Peabodys Coffee, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on * , at
* a.m., at *, and hereby further revokes all previous  proxies and appoints Todd
N. Tkachuk as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to hold office until the 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified:

Todd N. Tkachuk
Richard Azevedo
Barry Gibbons
Roman Kujath
David Lyman

    [ ] AUTHORITY GRANTED to vote for        [ ] AUTHORITY WITHHELD to vote for
        nominees listed above, except as         all nominees listed above.
        indicated to the contrary below.


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                   -------------------------------------------


(2) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 50,000,000 common stock to 125,000,000 shares of common stock and the creation of 10,000,000 shares of preferred stock.

      [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

(3)   To approve the adoption of the 2004 Stock Incentive Plan.

      [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

(4) The ratification of the selection of Nicholson & Olson, as the Company's auditors for the fiscal year ending March 31, 2005.

      [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

The shares represented by this proxy will be voted as directed by the shareholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Shareholders for fiscal year ended March 31, 2004 and the Quarterly Report for the quarter ended June 30, 2004.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING.

                               Dated:  __________________________, 2004


                               ------------------------------------------------
                               (Signature)


                               ------------------------------------------------
                               (Signature of joint owner or additional trustee)

                               Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.